Net debt	12 Months Ended
Jun. 30, 2026
Text block [Abstract]
Net debt
21.
Net debt

The Group seeks to maintain a strong balance sheet and deploys its capital with reference to the Capital Allocation Framework.

The Group monitors capital using the net debt balance and the gearing ratio, being the ratio of net debt to net debt plus net assets.

The net debt definition includes the fair value of derivative financial instruments used to hedge cash and borrowings which reflects the Group’s risk management strategy of reducing the volatility of net debt caused by fluctuations in foreign exchange and interest rates.

Under IFRS 16/AASB 16 ‘Leases’ (IFRS 16), certain vessel lease contracts are required to be remeasured at each reporting date to the prevailing freight index. While these liabilities are included in the Group interest bearing liabilities, they are excluded from the net debt calculation as they do not align with how the Group assesses net debt for decision making in relation to the Capital

Allocation Framework. In addition, the freight index has historically been volatile which creates significant short-term fluctuation in these liabilities.

	2026		2025
US$M	Current	Non-current	Current	Non-current
Interest bearing liabilities
Bank loans	890	3,644	40	3,691
Notes and debentures	855	18,090	1,316	16,337
Lease liabilities	934	2,562	641	2,312
Bank overdraft and short-term borrowings	–	–	1	–
Other	5	141	20	138
Total interest bearing liabilities	2,684	24,437	2,018	22,478
Less: Lease liability associated with index-linked freight contracts	401	334	185	148
Less: Cash and cash equivalents
Cash	7,609	–	7,244	–
Short-term deposits	10,923	–	4,650	–
Less: Total cash and cash equivalents	18,532	–	11,894	–
Less: Derivatives included in net debt
Net debt management related instruments[1]	12	(1,079)	13	(608)
Net cash management related instruments[2]	227	–	(60)	–
Less: Total derivatives included in net debt	239	(1,079)	(47)	(608)
Net debt		8,694		12,924
Net assets		56,321		52,218
Gearing		13.4%		19.8%

1.
Represents the net cross currency and interest rate swaps designated as effective hedging instruments included within current and non-current other financial assets and liabilities.
2.
Represents the net forward exchange contracts included within current and non-current other financial assets and liabilities.

Cash and short-term deposits are disclosed in the cash flow statement net of bank overdrafts and interest bearing liabilities at call.

	2026	2025	2024
	US$M	US$M	US$M
Total cash and cash equivalents	18,532	11,894	12,501
Bank overdrafts and short-term borrowings	–	(1)	(3)
Total cash and cash equivalents, net of overdrafts	18,532	11,893	12,498

Cash and cash equivalents includes US$87 million (2025: US$125 million) restricted by legal or contractual arrangements.

Recognition and measurement

Cash and short-term deposits in the balance sheet comprise cash at bank and on hand and highly liquid cash deposits with short-term maturities that are readily convertible to known amounts of cash with insignificant risk of change in value. The Group considers that the carrying value of cash and cash equivalents approximate fair value due to their short-term to maturity. Refer to note 22 'Leases' and note 24 'Financial risk management' for the recognition and measurement principles for lease liabilities and other financial liabilities.

Interest bearing liabilities and cash and cash equivalents include balances denominated in the following currencies:

	Interest bearing liabilities		Cash and cash equivalents
	2026	2025	2026	2025
	US$M	US$M	US$M	US$M
USD	20,409	19,292	8,867	4,507
EUR	4,022	2,505	4	8
AUD	1,251	1,163	5,879	3,611
GBP	1,014	1,080	28	25
CAD	15	3	3,283	3,369
Other	410	453	471	374
Total	27,121	24,496	18,532	11,894

The Group enters into derivative transactions to convert the majority of its exposures above into US dollars. Further information on the Group’s risk management activities relating to these balances is provided in note 24 'Financial risk management'.

Liquidity risk

The Group’s liquidity risk arises from the possibility that it may not be able to settle or meet its obligations as they fall due and is managed as part of the portfolio risk management strategy. Operational, capital and regulatory requirements are considered in the management of liquidity risk, in conjunction with short-term and long-term forecast information.

Recognising the cyclical volatility of operating cash flows, the Group has defined minimum target cash and liquidity buffers to be maintained to mitigate liquidity risk and support operations through the cycle.

The Group’s strong credit profile, diversified funding sources, its minimum cash buffer and its committed credit facilities ensure that sufficient liquid funds are maintained to meet its daily cash requirements.

The Group’s Moody’s credit rating has remained at A1/P-1 outlook stable (long-term/short-term). The Group’s Fitch rating has remained at A/F1 outlook stable (long-term/short-term).

There were no defaults on the Group’s liabilities during the period.

Counterparty risk

The Group is exposed to credit risk from its financing activities, including short-term cash investments such as deposits with banks and derivative contracts. This risk is managed by Group Treasury in line with the counterparty risk framework, which aims to minimise the exposure to a counterparty and mitigate the risk of financial loss through counterparty failure.

Exposure to counterparties is monitored at a Group level across all products and includes exposure with derivatives and cash investments.

Investments and derivatives are only transacted with approved counterparties who have been assigned specific limits based on a quantitative credit risk model. These limits are updated at least bi-annually. Additionally, derivatives are subject to tenor limits and investments are subject to concentration limits by rating.

Derivative fair values are inclusive of valuation adjustments that take into account both the counterparty and the Group’s risk of default.

Standby arrangements and unused credit facilities

The Group’s US$5.5 billion committed revolving credit facility operates as a back-stop to the Group’s uncommitted commercial paper program. The combined amount drawn under the facility or as commercial paper will not exceed US$5.5 billion. As at 30 June 2026, US$ nil commercial paper was drawn (2025: US$ nil). The facility matures on 10 July 2031, following a one-year extension completed on 26 June 2026. A commitment fee is payable on the undrawn balance and interest is payable on any drawn balance comprising a reference rate plus a margin. The agreed margins are typical for a credit facility extended to a company with the Group’s credit rating.

Maturity profile of financial liabilities

The maturity profile of the Group’s financial liabilities based on the undiscounted contractual amounts, taking into account the derivatives related to debt, is as follows:

2026	Bank loans, debentures and other	Expected future interest	Derivatives related to	Other financial	Obligations under lease	Trade and other
US$M	loans	payments	debentures	liabilities[1]	liabilities[2]	payables[3]	Total
Due for payment:
In one year or less or on demand	1,747	1,111	164	109	1,088	7,491	11,710
In more than one year but not more than two years	2,871	1,015	200	84	724	31	4,925
In more than two years but not more than five years	6,167	2,451	287	167	1,103	17	10,192
In more than five years	14,085	5,806	1,383	–	1,617	–	22,891
Total	24,870	10,383	2,034	360	4,532	7,539	49,718
Carrying amount	23,625	–	1,306	344	3,496	7,539	36,310

2025	Bank loans, debentures and other	Expected future interest	Derivatives related to	Other financial	Obligations under lease	Trade and other
US$M	loans	payments	debentures	liabilities	liabilities[2]	payables[3]	Total
Due for payment:
In one year or less or on demand	1,380	1,062	129	214	787	6,547	10,119
In more than one year but not more than two years	1,757	960	56	82	603	11	3,469
In more than two years but not more than five years	7,316	2,267	151	253	938	19	10,944
In more than five years	11,959	4,751	1,229	–	1,665	3	19,607
Total	22,412	9,040	1,565	549	3,993	6,580	44,139
Carrying amount	21,543	–	1,056	522	2,953	6,580	32,654

1.
Excludes other financial liabilities associated with the Antamina silver streaming agreement, as future repayments are not based on fixed contractual amounts but variable and linked to Antamina's future production.
2.
Lease liabilities due for payment in more than five years includes US$734 million (2025: US$820 million) due for payment in more than ten years.
3.
Excludes input taxes of US$88 million (2025: US$90 million) included in other payables.